CONFIDENTIAL

                              OMEGA CABINETS, LTD.
                               1205 Peters Drive
                             Waterloo, Iowa  50703

                              SUPPLEMENT NO. 3 TO
                         CONSENT SOLICITATION STATEMENT

                            For Consent Solicitation
  Expiring 5:00 P.M., New York City time, on January 27, 1999, Unless Extended with respect to:
                   $100,000,000 Aggregate Principal Amount of
              10 1/2% Senior Subordinated Notes due June 15, 2007
                      in exchange for a cash fee of $10.00
                 per $1,000 aggregate principal amount of Notes

     Reference is made to the Consent Solicitation Statement dated January 12, 1999 as supplemented by Supplement No. 1 to the Consent Solicitation Statement, dated January 26, 1999, and Supplement No. 2 to the Consent Solicitation Statement, dated January 27, 1999 (collectively, the "Consent Solicitation Statement") with respect to $100,000,000 aggregate principal amount of 10 1/2% Senior Subordinated Notes due June 15, 2007 (the "Notes") of Omega Cabinets, Ltd. ("Omega" or the "Company"). Capitalized terms used herein and not defined shall have the meanings provided in the Consent Solicitation Statement.

     The Company is supplementing the Consent Solicitation Statement to modify the Proposed Amendments (as described below) (as so modified, the "Proposed Amendments").

     Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, as supplemented hereby, including the Acquisition Condition, the Company will pay to each Holder delivering prior to the Expiration Date the Consent to the Depositary (provided such Consent is not revoked), a one-time cash payment in the amount of $10.00 for each $1,000 in principal amount of the Notes as to which such Consent is given (the "Consent Payment").

     Approval of the Proposed Amendments requires the consent of Holders of at least a majority in aggregate principal amount of the outstanding Notes (the "Requisite Consents"). The Proposed Amendments becoming operative are conditioned upon, among other things, the acquisition by the Company of at least 50% of the outstanding capital stock of Kitchen Craft (the "Acquisition Condition").

EXCEPT AS SUPPLEMENTED BY THIS SUPPLEMENT NO. 3 TO THE CONSENT SOLICITATION STATEMENT, THE TERMS AND CONDITIONS SET FORTH IN THE CONSENT SOLICITATION STATEMENT REMAIN UNCHANGED AND IN EFFECT. YOU MAY USE THE CONSENT PREVIOUSLY DELIVERED TO YOU TO CONSENT TO THE PROPOSED AMENDMENTS AND TO RECEIVE THE CONSENT PAYMENT, THE TERMS OF WHICH ARE SUPPLEMENTED HEREBY.

THIS SUPPLEMENT NO. 3 TO THE CONSENT SOLICITATION STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A CONSENT IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH A SOLICITATION.

THIS SUPPLEMENT NO. 3 TO THE CONSENT SOLICITATION STATEMENT IS INCLUDED FOR INFORMATIONAL PURPOSES ONLY IN CONNECTION WITH A HOLDER'S EVALUATION OF THE CONSENT SOLICITATION AND DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY.

HOLDERS ARE URGED TO REVIEW THIS SUPPLEMENT NO. 3 TO THE CONSENT SOLICITATION STATEMENT CAREFULLY. IN NO EVENT SHOULD A HOLDER TENDER OR DELIVER ANY NOTES.


                The date of this Supplement is January 27, 1999.

                             AVAILABLE INFORMATION

     The Company is not currently subject to the periodic reporting and other informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to the Indenture, the Company has agreed that, whether or not it is required to do so by the rules and regulations of the Commission, for so long as any of the Notes remain outstanding, the Company will furnish to the holders of the Notes and file with the Commission (unless the Commission will not accept such a filing) (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company was required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its subsidiaries on a consolidated basis and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commission's rules and regulations. Any reports or documents filed by the Company with the Commission may be inspected and copied at the Public Reference Section of the Commission's office at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices in New York (7 World Trade Center, 13th Floor, New York, New York 10048) and Chicago (Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661). Copies of such reports or other documents may be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Commission maintains a Web site that contains reports and other information that is filed through the Commission's Electronic Data Gathering Analysis and Retrieval System. The Web site can be accessed at http://www.sec.gov. Omega/(TM)/ and HomeCrest/(TM)/ are registered trademarks of the Company.


                          CERTAIN SOLICITATION MATTERS

     HOLDERS WHO WISH TO CONSENT SHOULD DELIVER, BY REGULAR MAIL, AIR COURIER, MESSENGER OR FACSIMILE, THEIR PROPERLY COMPLETED, EXECUTED AND DATED CONSENT FORMS TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE CONSENT SOLICITATION STATEMENT IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH THEREIN. ALL FACSIMILE TRANSMISSIONS SHOULD BE FOLLOWED BY DELIVERY OF ORIGINALLY EXECUTED CONSENTS. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CONSENTS, IS AT THE ELECTION AND RISK OF THE HOLDER.

     The description of the terms of the current Indenture and the Proposed Amendments set forth below is only a summary and is qualified by the terms and conditions of the Indenture, certain portions of which are attached to this Supplement No. 3 to the Consent Solicitation Statement as Exhibit A, as well as
                                                          ---------
changes to the Indenture pursuant to the Proposed Amendments, which are marked in the sections of the Indenture attached in Exhibit A. Holders of Notes should
                                             ---------
carefully review the changes to the Indenture pursuant to the Proposed Amendments before granting the Consents.

     Consents may be revoked at any time prior to the Effective Date. For a revocation of a Consent to be valid, such revocation must comply with the procedures set forth in the Consent Solicitation Statement. If the Consent Solicitation is amended in a manner determined by the Company to be, in the aggregate, materially adverse to Holders of Notes (compared to the terms of the Consent Solicitation and the Proposed Amendments described in the Consent Solicitation Statement, as all modified hereby), the Company will promptly disclose such amendment and will provide the Holders with at least two business days' notice thereof by press release or other public announcement or by written notice to the Holders, with the opportunity for Holders to revoke their Consents during such notice period even if the Effective Date has occurred.

     Notwithstanding any other provision of the Consent Solicitation, Omega's obligation to accept and pay for Consents validly delivered pursuant to the Consent Solicitation is subject to and conditioned upon, among other things, (i) receipt of the Requisite Consents prior to the Expiration Date, and (ii) satisfaction of the Acquisition Condition.

     The delivery of this Supplement No. 3 to the Consent Solicitation Statement shall not under any circumstances create an implication that the information contained herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in any attachments hereto or in the affairs of Omega or any of its subsidiaries since the date hereof.


                            THE PROPOSED AMENDMENTS

          Exhibit A attached hereto sets out the Proposed Amendments.  If  the
          ---------
Requisite Consents are obtained and the Acquisition Condition is satisfied, the terms of the Proposed Amendments will become operative on the Operative Date.
In accordance with the Indenture, the Proposed Amendments, when operative, will be binding upon all holders of Notes regardless of whether or not any particular holder of Notes has delivered a Consent. The Proposed Amendments, when operative, will, among other things:

          (i) modify certain provisions of the Indenture regarding the creation or acquisition of certain Subsidiaries, which will not be required to deliver a Guarantee with respect to the Notes (referred to below as "Kitchen Craft Subsidiaries") if such a guarantee is not permitted under applicable law or would have a material adverse tax or accounting effect on the Company;

          (ii) modify certain provisions of the Indenture regarding Agreement to Subordinate, Asset Sales and Sales of Subsidiary Stock, Dividend and Other Payment Restrictions Affecting Subsidiaries, Guarantors, Incurrence of Indebtedness and Issuance of Preferred Stock, Permitted Investments, Permitted Junior Securities, Permitted Liens, Permitted Refinancing Indebtedness, Restricted Payments, Senior Debt, and Unrestricted Subsidiaries so as to permit the Kitchen Craft Subsidiaries to make such investments and incur such obligations, subject to the limitations currently in place for the Company and the Guarantors; and

          (iii)  make minor modifications to other Indenture provisions.

     Certain definitions under the Indenture will be modified to reflect the Proposed Amendments.

     The Proposed Amendments would (i) modify the definitions of "Board of Directors", "Guarantors", "Permitted Investments", "Permitted Junior Securities", "Permitted Liens", "Permitted Refinancing Indebtedness", "Senior Debt" and "Unrestricted Subsidiary" contained in the Indenture, (ii) add the definitions of "Kitchen Craft Subsidiary" and "Guarantor Subsidiary" to the Indenture, and (iii) modify Sections 4.07, 4.08, 4.09, 4.10, 4.17, 10.01, 10.02 and 10.10 of the Indenture. The only Proposed Amendments modified by this Supplement No. 3 to the Consent Solicitation Statement are those relating to
Section 1.01 (definition of Permitted Investment). The Proposed Amendments constitute a single proposal and a consenting Holder must consent to the Proposed Amendments as an entirety and may not consent selectively.

                                                                       Exhibit A
                           To Supplement No. 3 to Consent Solicitation Statement

                              PROPOSED AMENDMENTS

     The Proposed Amendments would (i) modify the definitions of "Board of Directors", "Guarantors", "Permitted Investments", "Permitted Junior Securities", "Permitted Liens", "Permitted Refinancing Indebtedness", "Senior Debt" and "Unrestricted Subsidiary" contained in the Indenture, (ii) add the definitions of "Kitchen Craft Subsidiary" and "Guarantor Subsidiary" to the Indenture, and (iii) modify Sections 4.07, 4.08, 4.09, 4.10, 4.17, 10.01, 10.02 and 10.10 of the Indenture (language to be deleted is bracketed with strike-through and language to be added is printed in bold face type and underlined).

SECTION 1.01  DEFINITIONS.

     "Board of Directors" means the Board of Directors of the Company, Holdings or a [Guarantor] Restricted Subsidiary, as context requires, or any authorized
                 ---------------------
committee of such Board of Directors.

     "Kitchen Craft Subsidiary" means, with respect to the Company, (i) Kitchen
     --------------------------------------------------------------------------
Craft of Canada Ltd., a Canadian corporation, (ii) Kitchen Craft Cabinetry
---------------------------------------------------------------------------
Ltd., a British Columbia corporation, (iii) Omega Kitchen Craft Holdings Corp.,
-------------------------------------------------------------------------------
a Delaware corporation, for so long as the principal asset of Omega Kitchen
---------------------------------------------------------------------------
Craft Holdings Corp. is the capital stock of Kitchen Craft of Canada Ltd. or any
--------------------------------------------------------------------------------
successor entity thereto, and (iv) any successor entity to any of  the
----------------------------------------------------------------------
foregoing.
----------

     "Guarantors" means (i) [HomeCrest and] Panther and (ii) each of the Guarantor Subsidiaries of the Company that executes a Subsidiary Guarantee in
---------
accordance with the provisions of this Indenture.

     "Guarantor Subsidiary" means, with respect to the Company, any Restricted
     -------------------------------------------------------------------------
Subsidiary other than a Kitchen Craft Subsidiary.
-------------------------------------------------

     "Permitted Investments" means (a) any Investment in the Company or in a Restricted Subsidiary; provided, however, that an Investment in a Kitchen Craft
-------------------------------------------------------------------------------
Subsidiary will not be a Permitted Investment if, at the time of such
---------------------------------------------------------------------
Investment, the total assets of all of the Kitchen Craft Subsidiaries, taken as
-------------------------------------------------------------------------------
a whole (measured as of the Company's most recently ended fiscal quarter giving
-------------------------------------------------------------------------------
pro forma effect to all Investments made since the end of such fiscal quarter
-----------------------------------------------------------------------------
and determined in good faith by the Board of Directors in accordance with GAAP
------------------------------------------------------------------------------
consistently applied), represent greater than 50% of the total assets of the
----------------------------------------------------------------------------
Company and its Subsidiaries, taken as a whole (measured as of the Company's
----------------------------------------------------------------------------
most recently ended fiscal quarter giving pro forma effect to all Investments
-----------------------------------------------------------------------------
made since the end of such fiscal quarter and determined in good faith by the
-----------------------------------------------------------------------------
Board of Directors in accordance with GAAP consistently applied); (b) any
----------------------------------------------------------------
Investment in Cash Equivalents; (c) any Investment by the Company or any [Guarantor] Restricted Subsidiary in a Person, if as a result of such
            ---------------------
Investment (i) such Person becomes a [Guarantor] Restricted Subsidiary or (ii)
                                                 ---------------------
such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a [Guarantor] Restricted Subsidiary; (d) any Restricted Investment made as a
                 ---------------------
result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the provisions of Section 4.10 hereof; (e) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company; (f) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (f) that are at the time outstanding, not to exceed $2.0 million; (g) any Investment existing on the date of the Indenture and any extension or renewals thereof, in each case, on terms that are substantially similar to those in effect on the date hereof with respect to such Investment; (h) Permitted Hedging Obligations; (i) loans and advances to customers or vendors in the ordinary course of business; and (j) loans to officers, directors and employees in the ordinary course of business.

     "Permitted Junior Securities" means (i) Equity Interests (other than Disqualified Stock, including other Equity Interests containing mandatory redemption provisions) of the Company or any [Guarantor] Restricted Subsidiary
                                                         ---------------------
or (ii) debt securities of the Company or any [Guarantor] Restricted Subsidiary
                                                          ---------------------
with respect to which no scheduled principal payment is due before the scheduled maturity date of the Senior Debt (and any debt securities issued in exchange for Senior Debt) and that are subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to substantially the same extent as, or to a greater extent than, the Notes and the Subsidiary Guarantees are subordinated to Senior Debt of the Company and [the Guarantors] its Restricted
                                                                --------------
Subsidiaries pursuant to Article 10 hereof.
------------

     "Permitted Liens" means (i) Liens on assets of the Company or any of its Subsidiaries securing Senior Debt that was permitted by the terms of this Indenture to be incurred; (ii) Liens in favor of the Company or a Restricted Subsidiary of the Company; (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company; (iv) Liens on property or assets existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company, provided that such Liens were in existence prior to the contemplation of such acquisition and do not extend to any assets other than those of the Person merged into or consolidated with the Company; (v) Liens to secure the performance of statutory or regulatory obligations, leases, surety or appeal bonds, performance bonds, carriers', warehousemans', mechanics', landlords', materialmans' or repairmans' Liens or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clauses (iv) and (x) of the second paragraph of
Section 4.09 hereof covering only the assets acquired with such Indebtedness;
(vii) Liens existing on the date hereof; (viii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (ix) Liens incurred in the ordinary course of business of the Company or any Subsidiary of the Company with respect to obligations that do not exceed $5.0 million at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Subsidiary; (x) Liens on assets of [Guarantors] Restricted Subsidiaries to secure Senior Debt of
                                -----------------------
such [Guarantors] Restricted Subsidiaries that was permitted by this Indenture
                  -----------------------
to be incurred; and (xi) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of Unrestricted Subsidiaries.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness of the Company or any of its Restricted Subsidiaries; provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith including premiums paid, if any, to the holders thereof); (ii) such Permitted Refinancing Indebtedness has a final maturity date at or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded, or, in the case of the New Bank Credit Facility, such Indebtedness is incurred by the Company or any Subsidiary of the Company, provided that, except as otherwise
                                                       ---------------------
provided in  Section 4.17, any such Subsidiary that is not a Guarantor prior to
--------------------------
the incurrence of such Indebtedness shall execute a supplemental indenture and deliver an Opinion of Counsel in the manner described in Article 11 hereof.

     "Senior Debt" means (i) all Indebtedness of the Company and [the Guarantors] its Restricted Subsidiaries outstanding under the New Bank Credit
            ---------------------------
Facility and all Permitted Hedging Obligations with respect thereto, (ii) any other Indebtedness of the Company and [the Guarantors] its Restricted
                                                       --------------
Subsidiaries permitted to be incurred under the terms of this Indenture, unless
------------
the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes or the Subsidiary Guarantees, as applicable, and (iii) all Obligations with respect to the foregoing; provided that if any payment or proceeds of any collateral is applied to the Senior Debt and is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or [any Guarantor] any
                                                                           ---
of its Restricted Subsidiaries, or any claim of fraudulent or preferential
------------------------------
transfer), the Senior Debt to which such payment was applied will, for purposes of the Indenture, be deemed to have continued in existence, notwithstanding such application, and the subordination provisions of the Indenture will be enforceable as to such Senior Debt as fully as if such application had never been made. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include (w) any liability for federal, state, local or other taxes owed or owing by the Company or [any Guarantor] any of its Restricted
                                                      ---------------------
Subsidiaries, (x) any Indebtedness of the Company to any of its Subsidiaries or
------------
Affiliates, (y) any trade payables or (z) any Indebtedness that is incurred in violation of this Indenture.

     "Unrestricted Subsidiary" means, with respect to any Person, (i) any Subsidiary of such Person (other than Panther [or HomeCrest], in the case of the Company) that is designated by the Board of Directors of such Person as an Unrestricted Subsidiary pursuant to a Board Resolution; but only to the extent that such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not, when designated as an Unrestricted Subsidiary, party to any agreement, contract, arrangement or understanding with the referent Person or any Restricted Subsidiary of such Person unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to such Person or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the referent Person; (c) is a Person with respect to which neither the referent Person nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve any specified levels of operating results; (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the referent Person or any of its Restricted Subsidiaries; and (e) has at least one director on its board of directors that is not a director or executive officer of the referent Person or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of the referent Person or any of its Restricted Subsidiaries. Any such designation by the Board of Directors of such Person shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section 4.07 hereof. If, at any time, any Unrestricted Subsidiary of the Company would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary of the Company for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under the terms of Section 4.09 hereof, a Default shall have occurred hereunder). The Board of Directors of any Person may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of such Person; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of such Person of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted by the terms of
Section 4.09 hereof, calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period, and (ii) no Default or Event of Default would be in existence following such designation. If, at any time, any Unrestricted Subsidiary of the Company would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary of the Company for purposes of this Indenture, and, except as otherwise provided in Section 4.17, such Subsidiary
              -----------------------------------------------
shall execute a Subsidiary Guarantee and deliver an Opinion of Counsel, in accordance with the terms of this Indenture.

SECTION 4.07  RESTRICTED PAYMENTS.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any such payment in connection with any merger or consolidation involving the Company) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or any of its Restricted Subsidiaries);
(ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, any such payment in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company (other than any such Equity Interests owned by the Company or any Wholly Owned Restricted Subsidiary of the Company);
(iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Notes, except a payment at Stated Maturity; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

     (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

     (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted o incur at least $1.00 of additional Indebtedness pursuant to the Consolidated EBITDA Ratio test set forth in the first paragraph Section 4.09 hereof; and

     (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date hereof (including only Restricted Payments permitted by clauses
(i), (v) and (xi) of the next succeeding paragraph), does not exceed the sum (without duplication) of (i) 50% of the aggregate amount of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date hereof to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by the Company from the issue or sale since the Operative Date of the First
                                         ---------------------------
Supplemental Indenture [date hereof] of Equity Interests of the Company (other
----------------------
than Disqualified Stock) or of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Company and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock), plus (iii) 100% of the aggregate amounts contributed as equity to the Company from the Operative
                                                                    ---------
Date of the First Supplemental Indenture [date hereof], plus (iv) the amount by
----------------------------------------
which Indebtedness of the Company or its Restricted Subsidiaries is reduced on the Company's consolidated balance sheet upon the conversion or exchange subsequent to the date hereof of any Indebtedness of the Company or its Restricted Subsidiaries issued after the date hereof that is convertible into or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash or other property distributed by the Company or any Restricted Subsidiary upon such conversion or exchange), plus (v) to the extent that any Restricted Investment that was made after the date hereof is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment, plus (vi) 50% of any dividends received by the Company or a Wholly Owned Restricted Subsidiary after the date hereof from an Unrestricted Subsidiary of the Company to the extent that such dividends were not otherwise included in Consolidated Net Income of the Company for such period.

     The foregoing provisions shall not prohibit, without duplication, (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Section 4.07; (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness or Equity Interests of the Company in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded (to the extent otherwise included) from clause (c) (ii) of the preceding paragraph;
(iii) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness; (iv) the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis; (v) payments to Holdings or by the Company, in either case, for the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Holdings, the Company or any of the Company's Restricted Subsidiaries held by any director, officer, employee or consultant or any of such Persons' heirs, estates or assigns pursuant to or in connection with any management, employee or consultant agreement, equity subscription agreement, stock option agreement or stockholders agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $1.5 million in any twelve-month period and no Default or Event of Default shall have occurred and be continuing immediately after such transaction; (vi) cash payments to Holdings or by the Company, in either case, in lieu of fractional shares issuable as dividends on preferred securities of the Company or any of its Restricted Subsidiaries; provided that such cash payments shall not exceed $20,000 in the aggregate in any twelve-month period and no Default or Event of Default shall have occurred and be continuing immediately after such transaction; (vii) payments to Holdings or by the Company, in either case, to fund the repurchase, redemption, retirement or other acquisition of the Contingent Promissory Note or payments to the Company to permit such payments; (viii) cash dividends on any series of Disqualified Stock of the Company or any of its Restricted Subsidiaries to the extent included in Consolidated Interest Expense; provided that the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated EBITDA Ratio test set forth in the first paragraph of Section 4.09 hereof; (ix) payments to Holdings in amounts equal to the amounts required to pay its franchise taxes and other fees required to maintain its corporate existence and to provide for other operating costs in an amount not to exceed $250,000 per fiscal year; (x) payments to Holdings in amounts required for Holdings to pay federal, state and local taxes to the extent such taxes are actually owed by Holdings and are attributable to the Company and its Subsidiaries; (xi) so long as no Default or Event of Default shall have occurred and be continuing, other Restricted Payments in an amount not to exceed $2.0 million; (xii) payments to Holdings in the amounts required for Holdings to make payments pursuant to the Rabbi Trust in existence on the date hereof and established for the benefit of officers and employees pursuant to the 1997 Omega Holdings, Inc. Deferred Compensation Plan, in accordance with the terms thereof as in effect on such date; (xiii) payments to Holdings of amounts required to enable Holdings to satisfy its obligations under the purchase price adjustment provisions of the Merger Agreement; and
(xiv) payments to Holdings to repay interest and principal in respect of the Junior Subordinated Notes and the Bridge Loans. To the extent that any Restricted Payment is permitted by any one of the foregoing clauses (i) through
(xiv), such Restricted Payment shall not be taken into account for purposes of calculating the amount of Restricted Payments permitted by any other such clauses.

     The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined by the Board of Directors of the Company whose resolution with respect thereto shall be delivered to the Trustee. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, together with a copy of any fairness opinion or appraisal required by this Indenture.

     The Board of Directors of the Company may designate any Restricted Subsidiary (other than Panther or HomeCrest) to be an Unrestricted Subsidiary if such designation would not cause a Default. For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated shall be deemed to be Restricted Payments at the time of such designation and shall reduce the amount available for Restricted Payments under the first paragraph of this Section 4.07. All such outstanding Investments shall be deemed to constitute Investments in an amount equal to the greatest of
(x) the net book value of such Investments at the time of such designation, (y) the fair market value of such Investments at the time of such designation and
(z) the original fair market value of such Investments at the time they were made. Such designation shall only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.


SECTION 4.08  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (i)(a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness and Liens with respect thereto as in effect or entered into on the date hereof, (b) the New Bank Credit Facility as in effect as of the Operative Date of the First Supplemental Indenture [date
                 --------------------------------------------------
hereof], and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive with respect to such dividend and other payment restrictions than those contained in the New Bank Credit Facility as in effect on the Operative Date of the First
                                         ---------------------------
Supplemental Indenture [date hereof], (c) this Indenture, the Notes and the
----------------------
Subsidiary Guarantees, (d) applicable law, (e) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred, (f) customary non-assignment provisions in (A) leases, licenses, encumbrances, contracts or similar assets entered into or acquired in the ordinary course of business, (B) any agreement to transfer, or option or right with respect to the transfer of, any property or assets of the Company or any of its Restricted Subsidiaries not otherwise prohibited by this Indenture or (C) by virtue of provisions of security agreements or mortgages securing Indebtedness of a Restricted Subsidiary that is not otherwise prohibited by this Indenture to the extent that such provisions restrict the transfer of the property or assets subject to the Lien created thereby, (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired, (h) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary or (i) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced.

SECTION 4.09   INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and the Company shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of preferred stock; provided, however, that the Company or any of its Restricted Subsidiaries may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock or preferred stock if the Consolidated EBITDA Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least 2.25
                                                                         ----
[2.0] to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or preferred stock had been issued, as the case may be, at the beginning of such four-quarter period.

     The provisions of the first paragraph of this Section 4.09 shall not apply to the incurrence of any of the following items of Indebtedness
(collectively,"Permitted Debt"):

          (i) Indebtedness of the Company and its Restricted Subsidiaries under the New Bank Credit Facility;

          (ii)  Existing Indebtedness;

          (iii) Indebtedness represented by the Notes and the Subsidiary Guarantees;

          (iv) Indebtedness represented by Capital Lease Obligations in an aggregate principal amount not to exceed $5.0 million at any time outstanding;

          (v) Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness that was permitted by this Indenture to be incurred;

          (vi) intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that (i) if the Company is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes and (ii)(A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary of the Company and (B) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary of the Company shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that is not permitted by this clause (vi);

          (vii) Indebtedness consisting of Permitted Hedging Obligations;

          (viii) Indebtedness in respect of performance, surety and similar bonds provided by the Company in the ordinary course of business;

          (ix) the guarantee of Indebtedness of the Company or a Restricted Subsidiary that was permitted to be incurred by another provision of this
Section 4.09;

          (x) Indebtedness in respect of industrial revenue bonds or other similar governmental and municipal bonds, mortgage financings or purchase money obligations in an aggregate amount not to exceed $5.0 million;

          (xi) Indebtedness in respect of (A) letters of credit (other than letters of credit issued under the New Bank Credit Facility) incurred in the ordinary course of business for the purpose of securing foreign trade credit obligations of the Company or a Restricted Subsidiary of the Company and (B) Acquired Debt in connection with the acquisition of new assets or a new Subsidiary; provided that such Indebtedness was incurred by the prior owner of such assets or such Subsidiary prior to the acquisition by the Company or one of its Restricted Subsidiaries and was not incurred in connection with, or in contemplation of, such acquisition by the Company or such Restricted
Subsidiary; and provided further that the aggregate principal amount (or accreted value, as applicable) of all Indebtedness incurred pursuant to this clause (xi) shall not exceed $5.0 million at any one time outstanding;

          (xii) additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (xii), not to exceed $10.0 million; and

          (xiii) Non-Recourse Debt of an Unrestricted Subsidiary, provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness that is not permitted by this clause (xiii).

     For purposes of determining compliance with this Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (xiii) above or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, the Company shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 4.09 and such item of Indebtedness shall be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph of this Section 4.09. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.09.


SECTION 4.10   ASSET SALES AND SALES OF SUBSIDIARY STOCK.

     The Company shall not, and shall not permit any of its Restricted Subsidiaries to: (i) sell, lease, convey or otherwise dispose of any assets or rights (including by way of a sale-and-leaseback) other than in the ordinary course of business consistent with past practices (provided that the sale, lease, conveyance or other distribution of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, or the merger of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, or the merger of a Wholly Owned Restricted Subsidiary of the Company with or into another Wholly Owned Restricted Subsidiary of the Company, shall be governed by the provisions of Sections 4.14 and 5.01 hereof), or (ii) issue or sell equity securities of any of the Company's Subsidiaries, in the case of either clause
(i) or (ii) above, whether in a single transaction or a series of related transactions, (a) that have a fair market value (as determined in good faith by the Board of Directors of the Company) in excess of $1.0 million or (b) for net proceeds in excess of $1.0 million (each of the foregoing, an "Asset Sale"), unless (x) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (y) at least 75% of the consideration received therefor by the Company or such Restricted Subsidiary is in the form of cash; provided, however, that the amount of (A) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or any guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability and (B) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash within 90 days of receipt thereof by the Company or such Restricted Subsidiary (to the extent of the cash received), shall be deemed to be cash for purposes of this provision. Notwithstanding the foregoing: (i) a transfer of assets, including the sale, lease, conveyance or other disposition of any assets, by the Company to a [Guarantor] Restricted Subsidiary or by a
                                        ---------------------
[Guarantor] Restricted Subsidiary to the Company or to another [Guarantor]
            ---------------------
Restricted Subsidiary, (ii) an issuance of Equity Interests by a [Guarantor]
---------------------
Restricted Subsidiary to the Company or to another [Guarantor] Restricted
---------------------                                          ----------
Subsidiary, (iii) the incurrence of Permitted Liens, (iv) any Restricted Payment
----------
that is permitted by Section 4.07 hereof, and (v) a disposition of goods held for sale or obsolete equipment in the ordinary course of business of the Company or a Restricted Subsidiary, shall not be deemed to be Asset Sales.

     Within 360 days after the receipt of any Net Proceeds from an Asset Sale, the Company may apply such Net Proceeds, at its option, (a) to repay Senior Debt, or (b) to the acquisition of a controlling interest in another business, the making of a capital expenditure or the acquisition of other long-term assets (i.e., assets that would not be considered short-term assets under GAAP) or (c) to an investment in properties or assets that replace the properties or assets that are the subject of such Asset Sale. Pending the final application of any such Net Proceeds, the Company may temporarily reduce Senior Debt or otherwise invest such Net Proceeds in any manner that is not prohibited by the provisions of this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph shall be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall be required to make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest, and Liquidated Damages, if any, thereon to the date of purchase, in accordance with the procedures set forth in Section 3.09 hereof. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.


SECTION 4.17   ADDITIONAL GUARANTEES.

     In the event that the Company or any of its Subsidiaries shall acquire or create another Subsidiary after the date hereof, then such newly acquired or created Subsidiary shall execute a supplemental indenture, the form of which is attached as Exhibit C hereto, and deliver to the Trustee an Opinion of Counsel, in accordance with Section 13.05 hereof, except (i) if the issuance of a
                                       ---------------------------------
Guarantee by a Kitchen Craft Subsidiary is not permitted under applicable law or
--------------------------------------- ----------------------------------------
would have a material adverse tax or accounting effect on the Company or its
----------------------------------------------------------------------------
Subsidiaries, as determined in good faith by the Board of Directors and
-----------------------------------------------------------------------
evidenced by a copy of applicable board resolutions or an Officers' Certificate
-------------------------------------------------------------------------------
delivered to the Trustee, then such Kitchen Craft Subsidiary shall not be
-------------------------------------------------------------------------
subject to the provisions of this Section 4.17, and (ii) for all Subsidiaries
----------------------------------------------------------------
that have properly been designated as Unrestricted Subsidiaries in accordance with the provisions hereof for so long as they continue to constitute Unrestricted Subsidiaries.

SECTION 10.01  AGREEMENT TO SUBORDINATE.

     (a)  The Company and its Restricted Subsidiaries agree[s], and each Holder
                      -------------------------------
by accepting a Note agrees, that the Indebtedness evidenced by the Notes (including the payment of principal of, interest on and premium and Liquidated Damages, if any, with respect to, the Notes, and the exercise of rights of rescission or other claims, if any, in respect of the issuance of the Notes) is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full of all Senior Debt of the Company and its Restricted Subsidiaries (whether outstanding on the date hereof or
-------------------------------
hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt of the Company and its
                                                                -------
Restricted Subsidiaries.
-----------------------

     (b) The Guarantors agree, and each Holder by accepting a Note agrees, that the Indebtedness evidenced by the Subsidiary Guarantees (including the payment of principal of, interest on and premium and Liquidated Damages, if any, with respect to, the Notes, and the exercise of rights of rescission or other claims, if any, in respect of the issuance of the Notes) is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full in cash or cash equivalents of all Senior Debt of the Guarantors (whether outstanding on the date hereof or thereafter incurred), and that the subordination is for the benefit of holders of Senior Debt of the Guarantors.


SECTION 10.02  LIQUIDATION; DISSOLUTION; BANKRUPTCY.

     (a) Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities:

     (1) holders of Senior Debt of the Company shall be entitled to receive payment in full in cash of all Obligations (including, without limitation, Post-Petition Interest) due or to become due in respect of such Senior Debt before Holders of the Notes shall be entitled to receive any payment with respect to the Notes, and until all Obligations with respect to Senior Debt are paid in full in cash, any distribution to which the Holders of Notes would be entitled shall be made to holders of Senior Debt (except that Holders may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.01 hereof); and

     (2) until all Senior Debt of the Company (as provided in subsection (a)(1) above) is paid in full in cash, any distribution to which Holders would be entitled but for this Article 10 shall be made to holders of Senior Debt of the Company as provided above in (1) as their interests may appear (except that Holders of Notes may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to
Section 8.01 hereof).

     (b) Upon any distribution to creditors of any Guarantor in a liquidation or dissolution of such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Guarantor or its property, in an assignment for the benefit of creditors or any marshalling of such Guarantor's assets and liabilities:

     (1) holders of Senior Debt of such Guarantor shall be entitled to receive payment in full in cash of all Obligations (including, without limitation, Post-Petition Interest) due or to become due in respect of such Senior Debt before Holders of the Notes shall be entitled to receive any payment with respect to the Notes, and until all Obligations with respect to Senior Debt are paid in full in cash, any distribution to which the Holders of Notes would be entitled shall be made to holders of Senior Debt (except that Holders may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.01 hereof); and

     (2)  until all Senior Debt of the Guarantors (as provided in subsection
(b)(1) above) is paid in full in cash, any distribution to which Holders would be entitled but for this Article 10 shall be made to holders of Senior Debt of such Guarantor as provided above in (1) as their interests may appear (except that Holders of Notes may receive (i) Permitted Junior Securities and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.01 hereof).

     (c)  Upon any distribution to creditors of any Restricted Subsidiary of the
     ---------------------------------------------------------------------------
Company in a liquidation or dissolution of such Restricted Subsidiary or in a
-----------------------------------------------------------------------------
bankruptcy, reorganization, insolvency, receivership or similar proceeding
--------------------------------------------------------------------------
relating to such Restricted Subsidiary or its property, in an assignment for the
--------------------------------------------------------------------------------
benefit of creditors or any marshalling of such Restricted Subsidiary's assets
------------------------------------------------------------------------------
and liabilities:
----------------

     (1)  holders of Senior Debt of such Restricted Subsidiary shall be entitled
     ---------------------------------------------------------------------------
to receive payment in full in cash of all Obligations (including, without
-------------------------------------------------------------------------
limitation, Post-Petition Interest) due or to become due in respect of such
---------------------------------------------------------------------------
Senior Debt before Holders of the Notes shall be entitled to receive any payment
--------------------------------------------------------------------------------
with respect to the Notes, and until all Obligations with respect to Senior Debt
--------------------------------------------------------------------------------
are paid in full in cash, any distribution to which the Holders of Notes would
------------------------------------------------------------------------------
be entitled shall be made to holders of Senior Debt (except that Holders may
----------------------------------------------------------------------------
receive (i) Permitted Junior Securities and (ii) payments and other
-------------------------------------------------------------------
distributions made from any defeasance trust created pursuant to Section 8.01
-----------------------------------------------------------------------------
hereof); and
------------

     (2)  until all Senior Debt of such Restricted Subsidiary (as provided in
     ------------------------------------------------------------------------
subsection (c)(1) above) is paid in full in cash, any distribution to which
---------------------------------------------------------------------------
Holders would be entitled but for this Article 10 shall be made to holders of
-----------------------------------------------------------------------------
Senior Debt of such Restricted Subsidiary as provided above in (1) as their
---------------------------------------------------------------------------
interests may appear (except that Holders of Notes may receive (i) Permitted
----------------------------------------------------------------------------
Junior Securities and (ii) payments and other distributions made from any
-------------------------------------------------------------------------
defeasance trust created pursuant to Section 8.01 hereof).
----------------------------------------------------------


SECTION 10.10  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

     Whenever a distribution is to be made or a notice given hereunder to holders of Senior Debt, the distribution may be made and the notice given, (a) with respect to Senior Debt under the New Bank Credit Facility, to the Bank Agent, or (b) with respect to any other Senior Debt, to the Representative of the holders of such Senior Debt.

     Upon any payment or distribution of assets of the Company, any of its
                                                              ------------
Restricted Subsidiaries, or any Guarantor referred to in this Article 10, the
------------------------
Trustee and the Holders of Notes shall be entitled to rely upon (i) any order or decree made by any court of competent jurisdiction or (ii) any certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company, any of its Restricted Subsidiaries, or such
                                 -------------------------------------
Guarantor, as applicable, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

HOLDERS WHO WISH TO CONSENT AND RECEIVE THE CONSENT PAYMENT SHOULD DELIVER, BY REGULAR MAIL, AIR COURIER, MESSENGER OR FACSIMILE, THEIR PROPERLY COMPLETED, EXECUTED AND DATED CONSENT FORMS (TOGETHER WITH THE COMPLETED FORM W-9 ATTACHED THERETO) TO THE DEPOSITARY IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE CONSENT SOLICITATION STATEMENT AND THEREIN. ALL FACSIMILE TRANSMISSIONS MUST BE FOLLOWED BY DELIVERY OF ORIGINALLY EXECUTED CONSENTS. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CONSENTS, IS AT THE ELECTION AND RISK OF THE HOLDER. THE ADDRESS OF THE DEPOSITARY IS AS FOLLOWS:

             Via First Class Mail or By Hand or Overnight Delivery:
                            The Chase Manhattan Bank
                         c/o Chase Bank of Texas, N.A.
                            Corporate Trust Services
                                1201 Main Street
                                   18th Floor
                              Dallas, Texas  75202
                          Attention:  Mr. Frank Ivins

                            Facsimile Transmission:
                                 (214) 672-5746

                   (Originally executed Consents must follow)

                             Confirm by Telephone:
                                 (214) 672-5678

THE COMPANY HAS NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS SOLICITATION OF CONSENTS OTHER THAN AS SET FORTH HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE DELIVERY OF THIS SUPPLEMENT NO. 3 TO THE CONSENT SOLICITATION STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION HEREIN IS CORRECT AFTER THE DATE HEREOF.

     Any questions or requests for assistance in filling out and delivering Consents or for additional copies of this Supplement No. 3 to the Consent Solicitation Statement or the form of Consent may be directed to the Financial Advisor at its telephone number and location set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance relating to the Consent Solicitation.

                           The Financial Advisor is:

                             CIBC Oppenheimer Corp.
                              425 Lexington Avenue
                                   3rd Floor
                           New York, New York  10017
                         Contact Person:  Jay Hegenbart
                                 (212) 885-4487